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                                                                    Exhibit 10.9





                                November 19, 2004


VIA FACSIMILE

U.S. Plastic Lumber Ltd.
2600 W. Roosevelt Road
Chicago, Illinois  60608

         Re:    Letter Agreement

Gentlemen:

         This letter agreement (this "Letter Agreement") is delivered to U.S. PLASTIC LUMBER LTD., a Delaware corporation (the "Company"), in connection with that certain Option to Purchase, dated as of March 4, 2004, entered into by and between 2600 ROOSEVELT ASSOCIATES, L.L.C., an Illinois limited liability company ("2600"), and the Company (the "Option Agreement"). Capitalized terms used but not defined in this Letter Agreement shall have the meanings given to them in the Option Agreement.

         The Company has requested that 2600 agree to extend the Option Period for an additional thirty (30) days. The Company and 2600 do hereby agree that the Option Period shall be extended from March 4, 2005 to April 4, 2005.

         This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signature hereon shall be deemed original signatures.



[SIGNATURES FOLLOW]



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         Please sign below to indicate your agreement to all of the above and return a fully executed copy of this Letter Agreement to me.

                                 Sincerely,

                                 2600 Roosevelt Associate, L.L.C.

                                 /s/ Mark Alsentzer
                                 --------------------------------------------
                                 By:  Mark Alsentzer,
                                 a member of 2600 Roosevelt Associates, L.L.C.


AGREED TO AND ACCEPTED THIS 19TH DAY OF NOVEMBER, 2004 BY:

                                 "COMPANY"

                                 U.S. Plastic Lumber, Ltd.,
                                 a Delaware corporation


                                 /s/ Daniel R. Smith
                                 ---------------------------------------------
                                 By:  Daniel R. Smith
                                 Its: Asst. Treasurer



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